                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 13, 2000
                                                 ------------------

                          RENAISSANCE WORLDWIDE, INC.
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            (Exact name of registrant as specified in its charter)



       Massachusetts                          0-28192                        04-2920563
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(State or Other Jurisdiction                (Commission                    (IRS Employer
     of Incorporation)                     File Number)                 Identification No.)

                     52 Second Avenue, Waltham, MA 02451
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             (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:      (781) 290-3000
                              --------------------------------------------------


                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

     On June 13, 2000 the Board of Directors of Renaissance Worldwide, Inc. (the "Company") declared a dividend of one right (the "Rights") to purchase one one-thousandth (1/1000th) of a share of Series A preferred stock, par value $.10 per share, of the Company for each outstanding share of common stock, no par value per share, of the Company. The dividend is payable to shareholders of record on June 30, 2000. The terms of the Rights are set forth in the Rights Agreement dated as of June 13, 2000 between the Company and Fleet National Bank, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)  Exhibits:
     --------

     1. Rights Agreement dated as of June 13, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent (incorporated herein by reference to Exhibit 1 to the Company's Form 8-A filed on June 21, 2000).

     2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.10 per share, of the Company (attached as Exhibit A to the Rights Agreement) (incorporated herein by reference to
         Exhibit 2 to the Company's Form 8-A filed on June 21, 2000).

     3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement) (incorporated herein by reference to Exhibit 3 to the Company's Form 8-A filed on June 21, 2000).

     4. Summary of Rights (attached as Exhibit C to the Rights Agreement) (incorporated herein by reference to Exhibit 4 to the Company's Form 8-A filed on June 21, 2000).

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENAISSANCE WORLDWIDE, INC.


Date: June 13, 2000                By:  /s/ Joseph F. Pesce
                                        -------------------
                                   Name:   Joseph F. Pesce
                                   Title:  Chief Financial Officer and Treasurer

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                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:


     1. Rights Agreement dated as of June 13, 2000 ("Rights Agreement") between the Company and Fleet National Bank, as Rights Agent (incorporated herein by reference to Exhibit 1 to the Company's Form 8-A filed on June 21, 2000).

     2. Form of Certificate of Designation with respect to the Series A Preferred Stock, par value $.10 per share, of the Company (attached as Exhibit A to the Rights Agreement) (incorporated herein by reference to
         Exhibit 2 to the Company's Form 8-A filed on June 21, 2000).

     3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement) (incorporated herein by reference to Exhibit 3 to the Company's Form 8-A filed on June 21, 2000).

     4. Summary of Rights (attached as Exhibit C to the Rights Agreement) (incorporated herein by reference to Exhibit 4 to the Company's Form 8-A filed on June 21, 2000).